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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 13, 2005

                           ALLIS-CHALMERS ENERGY INC.
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                               1-2199
(STATE OR OTHER JURISDICTION                            (COMMISSION FILE NUMBER)
      OF INCORPORATION)

                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

                           5075 WESTHEIMER, SUITE 890
                              HOUSTON, TEXAS 77056
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange ct (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 3 - SECURITIES AND TRADING MARKET

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

(a) Allis-Chalmers issued 119,940 shares of its common stock on October 13, 2005 to an investor upon the exercise of a warrant that was issued to such investor in April 2004. The shares were issued at an exercise price of $2.50 per share for a total of $299,850 in consideration.

(b) Allis-Chalmers issued 16,000 shares of its common stock to Jeffrey R. Freedman, a director, on November 3, 2005 upon the exercise of a warrant issued in June 2004. The shares were issued at an exercise price of $4.65 per share for a total of $74,400 in consideration.

(c) Allis-Chalmers issued 266,667 shares of its common stock to Leonard Toboroff, a director, on November 11, 2005 upon the exercise of a warrant issued in April 2004. The shares were issued at an exercise price of $2.50 per share for a total of $666,667, and Mr. Toboroff also exercised options to purchase 2,000 shares of common stock at an exercise price of $2.75 per share in return for $5,500. The 2,000 shares were issued to Mr. Toboroff on November 11, 2005. The options were granted to him under the Allis-Chalmers 2003 Incentive Stock Plan in December 2003.

(d) The issuance and sale of the shares of common stock upon exercise of the warrants mentioned in paragraphs (a)-(c) above were exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), under Section 4(2) of the Securities Act in transactions by the issuer of the common stock, which did not involve a public offering. These issuances did not involve any general solicitation or general advertising. The persons to whom these shares of common stock were issued are accredited investors, as defined by Rule 501 of Regulation D under the Securities Act, and such persons have the requisite business and financial knowledge and experience to analyze and evaluate the risks associated with an investment in such shares of common stock. The issuance of the shares to Mr. Toboroff in respect to the option granted to him under Allis-Chalmers' 2003 Incentive Stock Option Plan was registered under a registration statement on Form S-8 under the Securities Act of 1933, as amended.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ALLIS-CHALMERS ENERGY INC.

                                                    /S/ VICTOR M. PEREZ
                                                    ---------------------------
                                                    BY: VICTOR M. PEREZ
                                                    CHIEF FINANCIAL OFFICER

DATE: FEBRUARY 24, 2006